EXHIBIT 24

                   POWER OF ATTORNEY IN CONNECTION WITH THE
                        1994 ANNUAL REPORT ON FORM 10-K


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NORTHROP GRUMMAN CORPORATION, a Delaware corporation, does hereby appoint RICHARD R. MOLLEUR and SHEILA M. GIBBONS, and each of them as his agents and attorneys-in-fact (the "Agents"), in his respective name and in the capacity or capacities indicated below to execute and/or file the Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Report") under the Securities Exchange Act of 1934, as amended (the "Act"), and any one or more amendments to any part of the Report that may be required to be filed under the Act (including the financial statements, schedules and all exhibits and other documents filed therewith or constituting a part thereof) and to any part or all of any amendment(s) to the Report, whether executed and filed by the undersigned or by any of the Agents. Further, each of the undersigned does hereby authorize and direct the Agents to take any and all actions and execute and file any and all documents with the Securities and Exchange Commission (the "Commission"), which they deem necessary or advisable to comply with the act and the rules and regulations or orders of the Commission adopted or issued pursuant thereto, to the end that the Report shall be properly filed under the Act. Finally, each of the undersigned does hereby ratify each and every act and documents which the Agents may take, execute or file pursuant thereto with the same force and effect as though such action had been taken or such document had been executed or filed by the undersigned, respectively.

This Power of Attorney shall remain in full force and effect until revoked or superseded by written notice filed with the Commission.

IN WITNESS THEREOF, each of the undersigned has subscribed these presents this
15th day of March, 1995.

__________________________          Chairman of the Board, President
Kent Kresa                          and Chief Executive Officer and
                                    Director (Principal Executive
                                    Officer)


__________________________          Director
Jack R. Borsting

__________________________          Director
John T. Chain, Jr.

__________________________          Director
Jack Edwards

__________________________          Director
Barbara C. Jordan

__________________________          Director
Aulana L. Peters

__________________________          Director
John E. Robson

__________________________          Director
Richard M. Rosenberg

__________________________          Director
William F. Schmied

__________________________          Director
Brent Scowcroft

__________________________          Director
John Brooks Slaughter

__________________________          Director
Wallace C. Solberg

__________________________          Director
Richard J. Stegemeier

__________________________          Corporate Vice President
Richard B. Waugh, Jr.               and Chief Financial Officer
                                    (Principal Financial Officer)

__________________________          Corporate Vice President
Nelson F. Gibbs                     and Controller
                                    (Principal Accounting Officer)